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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2004

PETROHAWK ENERGY CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-25717 Commission File Number	86-0876964 (I.R.S. Employer Identification No.)
1100 Louisiana, Suite 4400 Houston, Texas (Address of principal executive offices)		77002 (Zip Code)

Registrant's telephone number, including area code: (832) 204-2700

(Former name, former address and former fiscal year, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

        On November 16, 2004, Petrohawk Energy Corporation (the "Company") priced an offering to sell 2,580,645 shares of Series B 8% Automatically Convertible Preferred Stock ("Series B preferred stock") at $77.50 per share to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act of 1933). The Company expects the offering to close on November 23, 2004 simultaneously with the Company's acquisition of Wynn-Crosby Energy, Inc. Each share of the Series B preferred stock will automatically convert into 10 shares of the Company's common stock on the 20th day after the Company mails an information statement to its stockholders relating to the written consent of PHAWK, LLC, as the holder of a majority of the Company's common stock, to the conversion of the Series B preferred stock into common stock as required under NASDAQ Marketplace Rules. If the conversion has not occurred on or before March 31, 2005, holders of the Series B preferred stock will be entitled to receive quarterly dividends at a rate of 8% per annum accruing from the date of initial issuance. No dividends will be paid on the Series B preferred stock if automatic conversion occurs on or before March 31, 2005. Until conversion, the Series B preferred stock is entitled to a liquidation preference equal to the original issuance price, plus accrued and unpaid dividends.

        The Company has agreed to file, within 60 days after the closing of the offering, a registration statement with the Securities and Exchange Commission covering resales of the shares of common stock issuable upon conversion of the Series B preferred stock, and, if the Series B preferred stock has not automatically converted into common stock within 60 days after the closing of the offering, covering resales of shares of the Series B preferred stock.

        The information contained in this Item 7.01 is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference to any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROHAWK ENERGY CORPORATION
Date: November 17, 2004	By:	/s/ SHANE M. BAYLESS Shane M. Bayless Vice President-Chief Financial Officer and Treasurer

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SIGNATURE